                                                                    EXHIBIT 10.1

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of July 16, 2003, by and among AGCO CORPORATION, a Delaware corporation ("AGCO"), the Subsidiaries of AGCO signatory hereto (together with AGCO, each referred to herein collectively as the "Borrowers" and individually as a "Borrower"); the banks, financial institutions and other institutional lenders party to the Credit Agreement (as defined below) (the "Lenders"); COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", CANADIAN BRANCH, as Canadian administrative agent for the Canadian Facility Lenders (the "Canadian Administrative Agent"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as administrative agent for the Lenders (the "Administrative Agent");

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of April 17, 2001 (as amended, restated, supplemented or modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested that certain terms and conditions of the Credit Agreement be amended, and the Lenders, the Canadian Administrative Agent and the Administrative Agent have agreed to the requested amendments on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and further agree as follows:

         SECTION 1. Amendments to Section 1.1.

         (a) Section 1.1 of the Credit Agreement, Certain Defined Terms, is hereby amended by deleting the existing definition of "Applicable Margin" set forth therein in the entirety and inserting the following in lieu thereof:

                  ""Applicable Margin" means, as of any date of determination, the applicable percentage indicated below which corresponds to the Senior Debt Ratio of AGCO indicated below:

                            Applicable Margin for   Applicable Margin for      Applicable Margin
        Senior Debt Ratio   LIBO Rate Advances      Base Rate Advances         for Unused Fee
        -----------------   ------------------      ------------------         -----------------
        Greater than or     3.00%                   1.50%                      0.50%
        equal to 2.75 to
        1.00

        Greater than or     2.75%                   1.50%                      0.50%
        equal to 2.50 to
        1.00 but less
        than 2.75 to 1.00

        Greater than or     2.50%                   1.25%                      0.50%
        equal to 2.00 to
        1.00 but less
        than 2.50 to 1.00

        Greater than or     2.25%                   1.00%                      0.45%
        equal to 1.50 to
        1.00 but less
        than 2.00 to 1.00

        Less than 1.50 to   1.875%                  0.625%                     0.40%
        1.00

         The Applicable Margin for each Advance shall be determined by reference to the Senior Debt Ratio in effect from time to time at the end of each fiscal quarter based on the financial statement for the most recently ended fiscal quarter and the three immediately preceding completed fiscal quarters; provided, however, that (a) no change in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent receives financial statements pursuant to Section 6.1(b) and (c), as the case may be, and a certificate of the Chief Financial Officer of AGCO demonstrating such ratio, attaching thereto a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by AGCO in determining such Senior Debt Ratio, and (b) the Applicable Margin shall be the highest interest rate margin set forth above with respect to the applicable Advances and Unused Fee, respectively, (i) if AGCO has not submitted to the Administrative Agent the information described in clause (a) of this proviso as and when required under Section 6.1(b) or
         (c),
         as the case may be, for so long as such information has not been received by the Administrative Agent, and (ii) at the election of the Administrative Agent or the Required Lenders, upon the occurrence and during the continuation of any Event of Default (whether or not the Default Rate of interest shall then be in effect)."

         (b) Section 1.1 of the Credit Agreement, Certain Defined Terms, is hereby further amended by inserting the following definition of "Coventry Pension Litigation" set forth below in appropriate alphabetical order therein:

                  ""Coventry Pension Litigation" means that certain litigation among AGCO and representatives of the Massey Ferguson Works Pension Trust Limited relating to AGCO Limited's pension plan for its employees at its Coventry, England manufacturing facility, being known as Case No. HC02C02865 pending in the High Court of Justice - Chancery Division."

         SECTION 2. Amendments to Section 7.7. Section 7.7 of the Credit Agreement, Sales of Assets, is hereby amended by deleting paragraphs (b) and (d) thereof in the entirety and inserting the following, respectively, in lieu of such paragraphs (b) and (d):

                  "(b) sales of (i) the Closed Facilities, and (ii) the manufacturing facilities located in Coventry, England, DeKalb, Illinois and Kempten, Germany (including the Real Property on which such facilities are located and all buildings and improvements thereon);

                  (d) sales of wholesale Receivables (together with the Related Security) invoiced to third parties at addresses located in the United States, Canada, and/or Europe under a Securitization Facility, but only so long as the aggregate face amount of Receivables purchased by the purchasers under such facility and outstanding on any date of determination may not exceed U.S. $450,000,000;"

         SECTION 3. Amendments to Section 7.19. Section 7.19 of the Credit Agreement, Financial Covenants, is hereby amended by deleting paragraphs (a),
(b) and (d) thereof in the entirety and inserting the following, respectively, in lieu of such paragraphs (a), (b) and (d):

                  "(a) Total Debt Ratio. AGCO shall not allow, as of the end of each fiscal quarter of AGCO, the Total Debt Ratio to exceed the ratio set forth below for the applicable fiscal quarter corresponding thereto:

          Fiscal Quarters Ending:                      Ratio:
          -----------------------                      ------
          June 30, 2001                                6.00 to 1.00
          September 30, 2001                           5.90 to 1.00
          December 31, 2001                            5.60 to 1.00

          March 31, 2002                               5.25 to 1.00
          June 30, 2002                                5.00 to 1.00
          September 30, 2002                           4.75 to 1.00
          December 31, 2002, through March 31, 2003    4.75 to 1.00
          June 30, 2003, through September 30, 2003    5.25 to 1.00
          December 31, 2003                            4.75 to 1.00
          March 31, 2004, through June 30, 2004        4.50 to 1.00
          September 30, 2004                           4.25 to 1.00
          December 31, 2004                            4.00 to 1.00
          March 31, 2005, and thereafter               3.50 to 1.00


                  (b) Senior Debt Ratio. AGCO shall not allow, as of the end of each fiscal quarter of AGCO, the Senior Debt Ratio to exceed the ratio set forth below for the applicable fiscal quarter corresponding thereto:

          Fiscal Quarters Ending:                      Ratio:
          -----------------------                      ------
          June 30, 2001                                3.25 to 1.00
          September 30, 2001                           3.25 to 1.00
          December 31, 2001                            3.00 to 1.00
          March 31, 2002, through June 30, 2002        2.75 to 1.00
          September 30, 2002                           2.50 to 1.00
          December 31, 2002, through March 31, 2003    2.75 to 1.00
          June 30, 2003, through September 30, 2003    3.25 to 1.00
          December 31, 2003                            3.00 to 1.00
          March 31, 2004                               2.75 to 1.00
          June 30, 2004, through December 31, 2004     2.50 to 1.00

          March 31, 2005, and thereafter               2.25 to 1.00

                  (d) Consolidated Tangible Net Worth. AGCO shall maintain, as of the last day of each fiscal quarter of AGCO, Consolidated Tangible Net Worth of not less than (i) the sum of (x) eighty-five percent (85%) of Consolidated Tangible Net Worth as of March 31, 2001 (adjusted to give pro forma effect to the Merger), plus (y) fifty percent (50%) of Consolidated Net Income (to the extent positive) for the fiscal quarter ending June 30, 2001, and each fiscal quarter thereafter on a cumulative basis, minus (ii) the amount of any increase in AGCO's pension plan liabilities after June 30, 2003, arising as a result of the Coventry Pension Litigation, in an aggregate amount not exceeding $70,000,000."

         SECTION 4. Representations and Warranties. Each of AGCO and the other Borrowers represents and warrants as follows:

         (a) The execution, delivery and performance by each Borrower of this Amendment and the other transactions contemplated hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Borrower's charter or by-laws;
(ii) violate any Applicable Law (including, without limitation, to the extent applicable, the Securities Exchange Act of 1934, the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 and any similar statute); (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Borrower, any of its Subsidiaries or any of their properties (including the Material Contracts, the Senior Note Documents and the Subordinated Note Documents); or (iv) except for the Liens created under the Security Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Borrower or any of its Subsidiaries;

         (b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Borrower of this Amendment and each other Loan Document contemplated hereby to which it is or is to be a party, or for the consummation of the transactions contemplated hereby;

         (c) This Amendment and each other document required to be delivered by a Borrower hereunder has been duly executed and delivered by each Borrower thereto, and constitutes the legal, valid and binding obligation of each Borrower thereto, enforceable against such Borrower in accordance with its terms;

         (d) The representations and warranties contained in Article 4 of the Credit Agreement, and in each of the other Loan Documents, are true and correct on and as of the date hereof as though made on and as of such date, other than any such representations and warranties that, by their terms, expressly refer to an earlier date; and

         (e) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         SECTION 5. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall be effective as of the date first set forth above when the Administrative Agent shall have received, in form and substance satisfactory to it, each of the following:

         (a) this Amendment, duly executed by the Borrowers, the Canadian Administrative Agent, the Administrative Agent and the Required Lenders;

         (b) an amendment fee for the account of each Lender that delivered to the Administrative Agent prior to 5:00 p.m. (New York City time) on July 16, 2003, such Lender's executed signature page to this Amendment, in an amount equal to fifteen (15) basis points of each such Lender's Commitment; and

         (c) the payment of such other fees, and the delivery of such other documents, instruments, and information, as the Administrative Agent may reasonably request.

         SECTION 6. Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment as set forth in Section 5 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         SECTION 7. Costs, Expenses and Taxes. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel for the Administrative Agent with respect thereto).

         SECTION 8. No Other Amendments. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement, or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendment set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrowers hereby ratify and confirm their respective obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent at variance with the Credit Agreement such as to require further notice by the Administrative Agent to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Borrowers acknowledge and expressly agree that the Agents and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (in each case as amended hereby).

         SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of New York.

         SECTION 11. Final Agreement. This Amendment represents the final agreement between the Borrowers, the Administrative Agent, the Canadian Administrative Agent and the Lenders as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. The Amendment shall constitute a Loan Document for all purposes.


              [The remainder of the page is intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

         BORROWERS:                 AGCO CORPORATION

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    AG-CHEM EQUIPMENT CO., INC.
                                    (f/k/a Agri Acquisition Corp.)

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    AGCO LIMITED

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    AGCO S.A.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    AGCO INTERNATIONAL LIMITED

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]


                       Third Amendment to Credit Agreement

                                Signature Page 1

                                    AGCO HOLDING B.V.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    AGCO VERTRIEBS GMBH

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    AGCO GMBH & CO.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    AGCO CANADA, LTD.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]


                       Third Amendment to Credit Agreement

                                Signature Page 2

AGENTS AND LENDERS:                 COOPERATIEVE CENTRALE
                                    RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND," NEW YORK BRANCH, as
                                    Administrative Agent, a Lender and
                                    Multi-Currency Issuing Bank

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    COOPERATIEVE CENTRALE
                                    RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND," CANADIAN BRANCH, as Canadian
                                    Administrative Agent, a Canadian Facility
                                    Lender and Canadian Issuing Bank

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------




                       [SIGNATURES CONTINUED ON NEXT PAGE]


                       Third Amendment to Credit Agreement

                                Signature Page 3

                                    CREDIT SUISSE FIRST BOSTON

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    SUNTRUST BANK

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    COBANK, ACB

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    BEAR STEARNS CORPORATE LENDING INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    HSBC BANK USA

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]


                       Third Amendment to Credit Agreement

                                Signature Page 4

                                    NATEXIS BANQUES POPULAIRES

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANK OF TOKYO-MITSUBISHI, LTD

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    CREDIT INDUSTRIEL ET COMMERCIAL

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------




                       [SIGNATURES CONTINUED ON NEXT PAGE]


                       Third Amendment to Credit Agreement

                                Signature Page 5

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    AGFIRST FARM CREDIT BANK,
                                    as a General Syndication Participant

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    FARM CREDIT SERVICES OF AMERICA, PCA,
                                    as a General Syndication Participant

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                       Third Amendment to Credit Agreement

                                Signature Page 6